Exhibit 10.1

SARATOGA INVESTMENT CORP.

(a Maryland corporation)

AMENDMENT NO. 2 TO

EQUITY DISTRIBUTION AGREEMENT

July 10, 2023

Ladenburg Thalmann & Co. Inc.

640 Fifth Avenue 4th Floor

New York, New York 10019

Compass Point Research & Trading, LLC

1055 Thomas Jefferson Street NW
Suite 303
Washington, DC 20007

Ladies and Gentlemen:

This Amendment No. 2, dated July 10, 2023 (the “Amendment”), is to the Equity Distribution Agreement, dated July 30, 2021 (the “Equity Distribution Agreement”), by and among Saratoga Investment Corp., a Maryland corporation (the “Company”), Saratoga Investments Advisors, LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), Ladenburg Thalmann & Co. Inc. (“Ladenburg”) and Compass Point Research & Trading, LLC (“CPR”, together with Ladenburg, the “Agents”).

WHEREAS, the Company, the Adviser and the Agents desire to amend the Equity Distribution Agreement to increase the maximum amount of shares of the Company’s common stock that may be issued and sold through the Agents, acting as agents and/or principals, from an aggregate offering price of up to $150,000,000 to an aggregate offering price of up to $300,000,000.

NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment, intending to be legally bound, hereby amend the Equity Distribution Agreement and agree as follows:

Effective as of the date hereof, the first paragraph of Section 1 of the Equity Distribution Agreement is replaced in its entirety with the following:

“The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, the Company may issue and sell through the Agents, acting as agents and/or principals, shares of the Company’s common stock, $0.001 par value per share (the “Common Shares”), having an aggregate offering price of up to $300,000,000 (the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the aggregate offering price of the Common Shares issued and sold under this Agreement (such Common Shares being referred to herein as the “Shares”) shall be the sole responsibility of the Company, and neither Agent shall have any obligation in connection with such compliance. The issuance and sale of the Shares through the Agents will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue the Shares.”

Except as set forth above, no other amendments to the Equity Distribution Agreement are intended by the parties hereto, are made, or shall be deemed to be made, pursuant to this Amendment, and all provisions of the Equity Distribution Agreement, including all exhibits thereto, unaffected by this Amendment shall remain in full force and effect.

Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Equity Distribution Agreement.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[Signature Page Follows.]

If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Adviser and the Agents.

Very truly yours,

SARATOGA INVESTMENT CORP.

By:	/s/ Henri Steenkamp
Name:	Henri Steenkamp
Title:	Chief Financial Officer, Chief Compliance Office and Secretary

SARATOGA INVESTMENT ADVISORS, LLC

By:	/s/ Christian L. Oberbeck
Name:	Christian L. Oberbeck
Title:	Managing Director

CONFIRMED AND ACCEPTED, as of

the date first above written:

LADENBURG THALMANN & CO. INC.

By:	/s/ Steven Kaplan
Name:	Steven Kaplan
Title:	Head of Capital Markets

COMPASS POINT RESEARCH & TRADING, LLC

By:	/s/ Jody A. Rosen
Name:	Jody A. Rosen
Title:	General Counsel and Chief Compliance Officer

[Signature page to Amendment No. 2 to Equity Distribution Agreement]